SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 28, 2004

GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

85 Broad Street
New York, New York		10004
(Address of Principal Executive		(Zip Code)
Offices)

Registrant’s telephone number, including area code: (212) 902-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.1

     Filed concurrently herewith under Form SE as Exhibit 99.1 are certain materials (the “Computational Materials”) furnished to the Registrant by Goldman, Sachs & Co. (the “Underwriter”) in respect of Mortgage Pass-Through Certificates, Series 2004-7, Class 1A1, Class 1A2, Class 1A3, Class 2A1, class 3A1, Class 4A1, Class B1, Class B2, Class B3 Certificates are being offered pursuant to a Prospectus Supplement, dated June 23, 2004 and a Prospectus, dated March 24, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-100818) (the “Registration Statement”). The Securities and Exchange Commission declared this Registration Statement effective on December 2, 2002. The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

[1]	Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

	99.1	Computational Materials.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Howard Altarescu

Name: Howard Altarescu
Title: Vice President

Dated: June 28, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Computational Materials	6